Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Cable One, Inc. (the “Company”), for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Julia M. Laulis, principal executive officer of the Company, and Todd M. Koetje, principal financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Julia M. Laulis
Julia M. Laulis
President and Chief Executive Officer
(Principal Executive Officer)

Dated: February 22, 2024

By:	/s/ Todd M. Koetje
Todd M. Koetje
Chief Financial Officer
(Principal Financial Officer)

Dated: February 22, 2024